UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2024 (December 28, 2023)

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SUAC.U	(1)
Class A common stock, $0.0001 par value	SUAC	(1)
Redeemable warrants	SUAC.WS	(1)

(1)	On December 19, 2023, the NYSE filed a Form 25 to delist the Company securities. The delisting is effective 10 days following the date of the filing of a Form 25 and on December 29, 2023 the Form 25 became effective. The securities are expected to be quoted on the Pink Sheets.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 28, 2023, ShoulderUp Technology Acquisition Corp., a Delaware corporation (the “Company”), held an annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder. The certificate of amendment was filed with the Delaware Secretary of State and has an effective date of December 29, 2023.

The foregoing description of the certificate of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed herewith as Exhibit 3.1 to this report and is incorporated herein by reference

Item 5.07 Submission to Matters to a Vote of Security Holders

At the Annual Meeting, of the 13,785,568 shares of common stock outstanding and entitled to vote, 13,482,539 shares were represented, constituting a quorum. The final results for the matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 was to elect two Board nominees to serve as the Class I Director, to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

Lauren Anderson

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,482,537	0	2	—

Danelle Barrett

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,482,537	0	2	—

Proposal No. 2 was to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,482,537	0	2	—

Proposal No. 3 was to approve an amendment to the Company’s amended and restated certificate of incorporation to allow for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,482,537	2	0	—

Proposal No. 4 was to approve an amendment to the Company’s investment management trust agreement, to allow Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,482,537	2	0	—

No other items were presented for stockholder approval at the Annual Meeting.

Item 8.01 Other Events

As previously announced, on November 24, 2023, ShoulderUp Technology Acquisition Corp., a Delaware corporation (the “Company”) received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE’s Listed Company Manual (the “Listing Rule”).

On December 19, 2023, the NYSE filed a Form 25 to delist the Company securities. The delisting is effective 10 days following the date of the filing of a Form 25 and on December 29, 2023 the Form 25 became effective.

The Company expects that its securities will be quoted on the Pink Sheets. The Company intends to continue providing information to its stockholders and taking actions within its control to facilitate the quoting of its common stock on the Pink Sheets so that a trading market may continue to exist for its common stock. However, there is no guarantee that a broker will continue to make a market in the common stock or that trading of the common stock will continue on the Pink Sheets.

Forward-Looking Statements

Certain statements in this periodic report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events and actions, such as “will,” “intend,” “plan,” and “may,” and variations of such words, and similar expressions and future-looking language identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this periodic report include statements regarding our continued listing of securities on the NYSE and related actions and events. Forward-looking statements are not guarantees of future events and actions, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or its management or board or third parties (including the NYSE), including those beyond the Company’s control. Such differences and uncertainties and related risks include, but are not limited to, the possibility that our securities may be suspended or delisted from the NYSE, the possibility that the Company may not file a plan with the NYSE that is acceptable, even if the NYSE accepts the Company’s plan there may be negative effects due to actions taken pursuant to the plan on the market price of Company securities and the Company in general, and potentially significant related costs to structuring and implementing the plan. The foregoing list of differences and risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect the continued listing of Company securities on NYSE and related actions and events, please review “Risk Factors” described in the Company’s filings and records filed with the United States Securities and Exchange Commission. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 2, 2024	ShoulderUp Technology Acquisition Corp.

	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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